Exhibit No. 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended August 31, 2022 of Applied Blockchain, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David Rench, Chief Financial Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 12, 2022	By:	/s/ David Rench
Chief Financial Officer Chief Financial Officer (Principal Financial and Accounting Officer)

4860-3413-5327v.1